SUPPLIER                                          AGREEMENT NO.

TEXAS SCREEN PROCESS SUPPLY CO., INC.

                                                  TERM AND RENT

                                                  INITIAL TERM
                                                  61 MONTHS

EQUIPMENT                                         MONTHLY RENTAL PAYMENT
DESCRIPTION    QUANTITY  MODEL NO. EQUIPMENT      $2,471.96
See Attached Schedule A       Yield 11.93%        (Plus Applicable Tax)

                                                  SECURITY DEPOSIT

EQUIPMENT LOCATION, IF OTHER THAN BILLING         $0.00
ADDRESS OF LESSEE                                 (Check Must Accompany Lease)

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LESSEE

Deerbrook Publishing Group, Inc.
LESSEE (FULL LEGAL NAME)

4644 S. 36th Place
BILLING ADDRESS

Phoenix     AZ      85040
CITY      STATE      ZIP

PHONE NO. (602) 453-3283      DATED 9-15-99

THIS AGREEMENT IS NOT CANCELABLE

BY /s/ Keith M. Chesser, President
   ----------------------------------------
     AUTHORIZED SIGNATURE     TITLE

PRINT NAME  Keith M. Chesser
            -------------------------------

   THE TERMS AND CONDITIONS PRINTED ON THE REVERSE SIDE ARE MADE A PART HEREOF
--------------------------------------------------------------------------------

                              TERMS AND CONDITIONS

The words YOU and YOUR mean the Lessee. The words WE, US, and OUR refer to the Lessor indicated on reverse.

1. RENTAL ("AGREEMENT"): We agree to rent to you and you agree to rent from us the equipment listed above ("Equipment"). You promise to pay us the rental payment according to the payment schedule shown above. The parties intend this Agreement to be a finance lease under Article 2A of the Uniform Commercial Code.

2. TERM AND RENT: The initial term shall commence on the day that any of the Equipment is delivered to you ("the Commencement Date"). If the Commence Date is other than the first of the month, you agree to pay an additional charge covering the number of days between the Commencement Date and the first day of the following month (pro rated on a 30 day month). The installments of rent shall be payable in advance, at the time and in the amounts provided above, commencing on the Commencement Date and subsequent payments shall be due on the same date of each successive period thereafter until all rent and any additional rent or expenses chargeable under this Agreement shall have been paid in full. Lessee obligation to pay the rent and other obligations hereunder shall be absolute and unconditional and are not subject to any abatement, set-off, defense or counter-claim for any reason whatsoever.

3. NO WARRANTIES: We are renting the Equipment to you "AS IS". WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION WITH THIS AGREEMENT. We transfer to you for the term of this Agreement any warranties made by manufacturer or supplier to us. NEITHER SUPPLIER NOR ANY AGENT OF SUPPLIER IS AN AGENT OF LESSOR OR IS AUTHORIZED TO WAIVE OR MODIFY ANY TERM OR CONDITION OF THIS AGREEMENT.

                                    GUARANTY

To induce Lessor to enter into the within Agreement, the undersigned (jointly and severally, if more than one) unconditionally guarantees to Lessor the prompt payment when due of all Lessee's obligations to Lessor under the Agreement including without limitation every rental installment, the accelerated balance of rents, administrative charges, collection charges and interest. Lessor shall not be required to proceed against Lessee or Equipment or to enforce any of its other remedies before proceeding against the undersigned. The undersigned agrees to pay all reasonable attorney's fees, court costs and other expenses incurred by Lessor by reason of any default by Lessee. The undersigned waives notice of acceptance hereof and all the other notices or demands of any kind to which the undersigned may be entitled except demand for payment. The undersigned consents to any extensions of time or modification of amount of payment granted to Lessee and the release and/or compromise of any obligations of Lessee or any other obligors and/or guarantors without in any way releasing the undersigned's obligations hereunder. This is a continuing Guaranty and shall not be discharged or affected by your administrators, representatives, successors and assigns. Guarantor waives any right of subrogation, indemnity, reimbursement and contribution by Lessee. This Guaranty shall continue to be effective or reinstated, as applicable. If at any time payment of any part of the obligations under the Agreement is rescinded or otherwise required to be returned by Lessor upon the insolvency, bankruptcy or reorganization of Lessee or upon the appointment of a receiver, trustee or similar officer for Lessee or its assets, all as though such payment to Lessor had not been made, regardless of whether Lessor contested the order requiring the return of such payment. This Guaranty may be enforced by or for the benefit of any assignee or successor of Lessor. Nothing shall discharge or satisfy the undersigned's liability except the full performance and payment of all the Lessee's obligations to Lessor, with interest. THE UNDERSIGNED CONSENTS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF ANY LEASE GUARANTY SETTLEMENT AGREEMENT, PROMISSORY NOTE OR OTHER ACCOMMODATION OR AGREEMENT WITH LESSOR. THIS MEANS THAT ANY LEGAL ACTION FILED AGAINST THE LESSEE AND/OR GUARANTORS MAY BE FILED IN NEW JERSEY AND THAT LESSEE AND/OR ANY OTHER GUARANTORS MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. Lessee and all Guarantors agree that service of process by certified mail, return receipt requested, shall be deemed the equivalent of personal service in such action. Any legal action concerning this Agreement shall be governed by and construed according to the laws of the State of New Jersey.

                                                                    INDIVIDUALLY
X  _______________________________________   X _________________________________
   WITNESS SIGNATURE               DATE        GUARANTOR SIGNATURE       DATE

  ________________________________________     _________________________________
  PRINT NAME                                   PRINT NAME

                                                                    INDIVIDUALLY
X  _______________________________________   X _________________________________
   WITNESS SIGNATURE               DATE        GUARANTOR SIGNATURE       DATE

   _______________________________________     _________________________________
   PRINT NAME                                  PRINT NAME

                                 LEASE ORIGINAL

                              TERMS AND CONDITIONS

4. OWNERSHIP, REDELIVERY AND RENEWAL: We are the owner of the Equipment and have title to the Equipment. To protect our rights in the Equipment, in the event this Agreement is determined to be a security agreement, you hereby grant to us a security interest in the Equipment and all proceeds, products, rents or profits therefrom. In states where permissible, you hereby authorize us to cause this Agreement or any statement or other instrument in respect to this Agreement showing our interest in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recorded and refiled and re-recorded and grant us the right to execute your name thereto. You agree to execute and deliver any statement or instrument requested by us for such purpose. You agree to pay or reimburse us for any searches, filings, recordings, stamp fees or taxes related to the filing or recording of any such instrument or statement. No more than one hundred eighty (180) days but not less than ninety (90) days prior to the expiration of the initial term or any renewal term of this Agreement you shall give us written notice of your intention to either return the Equipment to us or purchase the Equipment, as provided below. Provided you have given such timely notice, you shall return the Equipment, freight and insurance prepaid, to us in good repair condition and working order, ordinary wear and tear excepted, in a manner and to a location designated by us or remit the purchase option. If you fail to so notify us, or having notified us, you fail to return the Equipment as provided herein, or fail to remit the purchase option, this Agreement shall renew for additional terms of twelve (12) months each at a periodic rent equal to 100% of the rent provided herein.

5. OPTION TO PURCHASE: We hereby grant to you, provided you are not in default hereunder, the option to purchase, "AS IS" without express or implied warranties, all (not part) of the Equipment at the expiration of the term of this Agreement for its then fair market value plus all applicable taxes.

6. MAINTENANCE, RISK OF LOSS AND INSURANCE: You are responsible for installing and keeping the Equipment in good working order. Except for ordinary wear and tear, you are responsible for protecting the Equipment from damage and loss of any kind. If the Equipment is damaged or lost, you agree to continue to pay rent. You agree during the term of this Agreement, to keep the Equipment fully insured against damage and loss, naming us as the loss payee, to obtain a general public liability insurance policy from a company acceptable to us, including as an additional insured on the policy. You agree to provide us certificates or other evidence of insurance. If you do not, you agree that we have the right but not the obligation to obtain such insurance, in which event you agree to pay us for all costs thereof.

7. INDEMNITY: We are not responsible for any losses or injuries caused by the installation or use of the Equipment. You agree to reimburse us for and to defend us against any claims for losses or injuries (including attorney's fees and costs) caused by the Equipment.

8. TAXES AND FEES: You agree to pay when due or reimburse us for all taxes, fees, fines and penalties relating to use or ownership of the Equipment or to this Agreement, now or hereafter imposed, levied or assessed by any state, federal or local government or agency. You agree to pay us a fee of $67.50 to reimburse us for the expense of preparing financing statements and for other documentation costs.

    EQUIPMENT LOCATED IN VARIOUS STATES is subject to sales tax laws which require that tax be paid up front. If you choose to pay this tax up front, you may include, with your security deposit, your check for the current percent of tax applied to the cost of Equipment. If you do not include payment up front, you authorize us to advance the tax and increase your monthly payment by an amount equal to the current tax percentage applied to the monthly rental shown above.

9. LOCATION OF EQUIPMENT: You will keep and use the Equipment only at your address shown above. You agree that the Equipment will not be removed from that address unless you get our written permission in advance to move it.

10. DEFAULT AND REMEDIES: If you (a) fail to pay rent or any other payment hereunder when due; or (b) fail to perform any of the other terms, covenants or conditions of this Agreement after ten (10) days written notice; or (c) become insolvent or make an assignment for the benefit of creditors; or (d) a receiver, trustee, conservator or liquidator is appointed with or without your consent, you shall be in default under the Agreement and, we may, to the extent permitted by applicable law, exercise any one or more of the following remedies: (i) declare due, sue for and receive from you the sum of all rental payments and other amounts then due and owing under this Agreement or any schedule thereto, plus the present value of (x) the sum of the rental payments for the unexpired term of this Agreement or any schedule hereto discounted at the rate of 6% per annum and (y) the anticipated value of the equipment at the end of the initial term or applicable renewal term of the Agreement (but in no event less than 15% of the original cost of the Equipment) discounted at the rate of 6% per annum and upon recovery of the same in full, the Equipment shall become your property;
(ii) to similarly accelerate the balances due under any other agreements between us; (iii) to take immediate possession of the Equipment, and to lease or sell the Equipment or any portion thereof, upon such terms as we may elect, and to apply the net proceeds, less reasonable selling and administrative expenses, on account of your obligations hereunder; (iv) charge you interest on all monies due us from and after the date of default at the rate of one and one third percent (1-1/3%) per month until paid but in no event more than the maximum rate permitted by law; (v) require you to return all Equipment at your expense to a place reasonably designated by us; (vi) to charge you for all the expenses incurred in connection with the enforcement of any of our remedies including all costs of collection, reasonable attorney's fees and court costs. Whenever any payment is not made by you when due hereunder, you agree to pay us, not later than one month thereafter, as an administrative charge to offset our collection expenses, an amount calculated at the rate of ten cents per one dollar for each such delayed payment, or $15 whichever is higher, but only to the extent permitted by law. Such an amount shall be payable in addition to all amounts payable by you as a result of the exercise of any of the remedies provided herein. All our remedies are cumulative, are in addition to any other remedies provided for by law and may, to the extent permitted by law, be exercised either concurrently or separately. Exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on our part to exercise any right or remedy and no delay in exercising any right or remedy shall operate as a waiver of any right or remedy or to modify the terms of this Agreement. A waiver of default shall not be construed as a waiver of any other or subsequent default. We shall retain the sum set forth above as a security deposit for your performance of your obligations hereunder. Upon lawful termination of this Agreement, provided you are not in default, the Security Deposit shall be returned to you. No interest shall be paid upon said Security Deposit. In the event of default we may apply said Security Deposit to cure any default.

11. ASSIGNMENT: YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN THIS AGREEMENT OR SUBLEASE THE EQUIPMENT. We may sell, assign or transfer this Agreement, without notice. You agree that if we sell, assign or transfer this Agreement, the new owner will have the same rights and benefits that we have now and will not have to perform any of our obligations. You agree that the right of the new owner will not be subject to any claims, defenses, or set offs that you may have against us. In the event of a sale, assignment or transfer, we agree to remain responsible for our obligations hereunder.

12. CONSENT TO JURISDICTION AND GOVERNING LAW: YOU CONSENT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE EQUIPMENT. THIS MEANS THAT ANY LEGAL ACTION FILED AGAINST YOU MAY BE FILED IN NEW JERSEY AND THAT YOU MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. You agree that service of process by certified mail, return receipt requested, shall be deemed the equivalent of personal service in any such action. However, nothing in this paragraph shall be construed to limit the jurisdictions in which suit may be filed by any party to this Agreement or the means of obtaining service of process in any such suit. This Agreement shall be governed by and construed according to the laws of the State of New Jersey. TO THE EXTENT PERMITTED BY LAW, YOU WAIVE TRIAL BY JURY IN ANY ACTION HEREUNDER. YOU HEREBY WAIVE ANY AND ALL RIGHTS AND REMEDIES GRANTED YOU BY SECTION 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE.

13. CUSTOMER P.O.: You agree that any Purchase Order issued to us covering the rental of this Equipment, is issued for purposes of authorization and your internal use only, and none of its terms and conditions shall modify the terms of this Agreement.

14. ENTIRE AGREEMENT: This Agreement contains the entire arrangement between you and us and no modifications of this Agreement shall be effective unless in writing and signed by the parties.

ACCEPTED BY:
                          COPELCO CAPITAL INC., LESSOR
                ONE INTERNATIONAL BLVD. - MAHWAH, NJ 07430-0631

               BY ________________________________________________
                                             TITLE         DATE

         SCHEDULE A TO LEASE AGREEMENT NUMBER ________ DATED _________

Quantity            Equipment Description
--------            ---------------------

1              SYSTEM 600 36" AUTOTYPE ASPECT SYSTEM W/ STAND, TAKE UP REEL
2              TEKOI PHASER 840 1OPPM 32MB
1              APPLE  VOSG3MT450/1M/128/9GBU2,  INT MDM 56K, PCI ADPTER, 15" .28
               1280X1024  MONITOR,  ADOBE  GRAPHIC  STUDIO.  QUARK EXPRESS V4.O,
               INTERNAL ZIP DRIVE, JAZ 2GB EXTERNAL, 120MB SUPRDSK.,  SCSI-2 TO
               SCSI-2 CABLE, MASK PRO2.0, ULTIMATE REZ
1              APPLE YOSG3MT 450/1M/128/9GB U2, 256MB MEM 18GB HD, ULTIMATE REZ,
               21IN 22MM 1800X 144, ANT MDM 56K,  SCSI PCI ADPTR,  ADOBE GRAPHIC
               STUDIO,  QUARK  EXPRESS  V  4.0,  INTERNAL  ZIP  DRIVE,  JAZ  2GB
               EXTERNAL,  256MB UPGRADE,  OMNIPAGE,  21" MONITOR, 30GB EIDE ATPI
               ECHO SW, SMART UPS, 120MB SUPRDSK, JAZ MC 1GB 3PACK, UNIFORM 8.0
2              EPSON 636 PERFECT SCAN
1              15" .28 1280X1024 MONITOR
1              HP LASERJET 4050N PRINTER
1              U SHAPED STEELCASE MOCKUP SYSTEM
1              21IN 22MM 1800X 144 MONITOR




SIGNED  /s/ Keith M Chesser, President
      ------------------------------------------

DATE:  9-15-99
      ------------------------------------------

                                  BUYOUT OPTION

     We welcome the opportunity to work with you and your company to meet your leasing needs for the equipment you have selected. We feel that we offer service unmatched in the industry and we thank you for the opportunity.

     We have purchased the equipment that you desire and are able to offer it to you now on a lease basis. We are the Vendor in the transaction. You and your company are the Lessee in the transaction. The company whose name appears on the accompanying lease documents will be the Lessor in this transaction. You need to be aware of this and acknowledge this if asked during the telephone verbal delivery and acceptance procedure.

     You may purchase the equipment for a cash purchase price of $112,848.67 or you can lease it by completing the documents that accompany this letter. You are aware that the total of the lease payments and potential cost to buy out the equipment at the end of the lease is significantly higher than the cash purchase price. You verify, by signing and dating this letter and by executing the lease documents that accompany this letter, that you have weighed this difference in price and have elected to lease the equipment.

     The lease is non-cancellable and has a ONE DOLLAR BUYOUT buyout of the equipment at the end of the lease term, assuming that all obligations have been fulfilled.

    Please sign below and return this letter with your executed lease documents.

    Please call upon us if you feel that we may be of assistance to you in the future. We are ready to answer any questions that you might have and welcome the chance to be of service. Thank you for your business.



ACKNOWLEDGED: /s/ Keith M Chesser, President
             ------------------------------------------

DATE:  9-15-99
      ------------------------------------------

                                                          Equipment Delivery and
                                                          Acceptance Receipt


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The undersigned does hereby  acknowledge the complete and satisfactory  delivery and installation of the Equipment leased from Copelco Capital, Inc. The undersigned does further acknowledge that Lessor has made no warranties expressed or implied regarding the equipment; that our obligations to Lessor or its assignees as set forth in the aforementioned lease are free of any and all claims, counter claims, defenses, or set-offs.


                                       Deerbrook  Publishing  Group, Inc.
                                       ------------------------------------
                                       (Full Legal Name of Lessee)

                                       By /s/ Keith M Chesser, President
                                         ----------------------------------
                                         (Authorized Signature)  (Title)

                                         Keith M Chesser
                                         ----------------------------------
                                         (Print Name of Signer)

                                         9-15-99
                                         ----------------------------------
                                         Date